UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2657
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Waddell & Reed Advisors Municipal Bond Fund, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
September 30, 2008

Waddell & Reed Advisors Municipal Bond Fund

3	President's Letter
5	Manager's Discussion
10	Illustration of Fund Expenses
12	Portfolio Highlights
14	Investments
34	Statement of Assets and Liabilities
35	Statement of Operations
36	Statement of Changes in Net Assets
37	Financial Highlights
41	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Income Tax Information
50	Directors and Officers
57	Renewal of Investment Management Agreement
64	Annual Privacy Notice
66	Proxy Voting Information
67	Quarterly Portfolio Schedule Information
68	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Municipal Bond Fund, Inc. prospectus and current Fund performance information.

President's Letter
      September 30, 2008

DEAR SHAREHOLDER:

Not since the founding of Waddell & Reed more than 70 years ago have investors faced so many challenges in such a short period of time. In a single calendar quarter, this country's largest savings and loan, its largest insurance company, its two largest mortgage providers, its largest brokerage firm and a leading commercial bank all either were the subject of a takeover, bailout or failure. On top of that, some money market funds in the industry have been unable to maintain a $1 a share net asset value. A severe credit crunch has taken hold.

Confidence has been shaken in bond and stock markets around the globe, and mutual fund returns of the past year reflect the emotional insecurity that comes with hard times. Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended September 30, 2008, the Citigroup Broad Investment Grade Index rose 4.48 percent. U.S. Treasuries performed especially well for the period. However, September 2008 was the worst month for U.S. corporate bonds in more than two decades.

Can we learn from history?

While unusual in modern times, a rapidly unfolding financial panic is nothing new in American history. In fact, prior to the creation of the Federal Reserve bank system in 1912, the U.S. experienced seven major financial crises between 1819 and 1907. In some respects, some of the same issues that plague us today - fallout from excessive commodity and property speculation, war-related debt and populist dislike of government bailouts - parallel the challenges that generations past have had to deal with. Our leaders met these problems successfully, though very often not promptly.

For example, history judged President Martin Van Buren harshly for failing to take timely steps to limit economic damage from the Panic of 1837, which occurred just five weeks after he took office. The ensuing depression lasted for six years, and out of 850 banks in the United States at the time, 343 closed entirely and 62 failed partially. We hope Washington can learn from the many lessons of history and take appropriate and rapid action to revive credit markets and restore investor faith.

A need for global leadership

We believe that today's U.S. government safety nets and financial safeguards - including the Fed, deposit insurance on bank accounts, unemployment insurance, municipal bond default insurance and social security - are likely to help cushion the effects of the economic downturn that our country appears to face in the coming months. However, the scope of the current financial crisis is global, and this is a new phenomenon. It is one that we think may require coordinated central bank and fiscal policy action from Brussels to Beijing to resolve. It will likely test whether we are becoming one world that can act together for the common good, or one where national trade supremacy, resource hoarding and/or parochial political interests take precedence.

Economic Snapshot
	9-30-2008	9-30-2007

U.S. unemployment rate	6.10%	4.70%
Inflation (U.S. Consumer Price Index)	4.90%	2.80%
U.S. GDP	-0.30%	3.90%
30-year fixed mortgage rate	5.82%	6.28%
Oil price per barrel	$100.64	$81.66

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

For many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table to the left, the U.S. economy at Sept. 30, 2008 is not in as good a shape as it was 12 months earlier. The unemployment rate is higher. The economy has contracted.

We believe that the investing and economic climate will get better in time, although not right away. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored. In this uncertain environment, we believe a very strong effort to manage risk is paramount. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Municipal Bond Fund
      September 30, 2008

Below, Bryan J. Bailey, CFA, portfolio manager of the Waddell & Reed Advisors Municipal Bond Fund, Inc., discusses positioning, performance and results for the fiscal year ended Sept. 30, 2008. He has managed the Fund for eight years and has 20 years of industry experience.

MATURITY
SHORT	INTER	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar
Fiscal year performance
For the 12 Months Ended September 30, 2008

Waddell & Reed Advisors Municipal Bond Fund, Inc., Class A	-0.39%
(Class A shares at net asset value)
Benchmark(s)/Lipper Category
Standard & Poor's/Investortools Main Municipal Bond Index	-2.97%
Lehman Brothers Municipal Bond Index	-1.86%
(both reflect the performance of securities generally representing the municipal bond market)
Lipper General Municipal Debt Funds Universe Average	-4.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

In September 2008 Lehman Brothers Inc. filed for bankruptcy and Barclays Capital agreed to buy Lehman's index research business. A transaction may result in a name change to the Lehman Brothers index.

In May 2008 we changed the Fund's benchmark from the Lehman Brothers Municipal Bond Index to the Standard & Poor's/Investortools Main Municipal Bond Index. We felt the latter index is more closely representative of the types of securities in which the Fund typically invests. For comparison purposes, both indexes are included in this year's report.

Avoiding long-dated, low-quality issues

We feel that patience was the key to our success for the fiscal year relative to both our Lipper peer group and benchmark. By consistently maintaining a fundamental investment strategy that was first put in place in 2005, we more effectively preserved capital as the market grew progressively more difficult.

There were two primary factors that contributed to our results. First, the Fund both began and ended the fiscal year with lower exposure to long-dated (20-plus year) bonds than our stated benchmark as well as many of our peers. The long-end of the yield curve produced the worst performance results during the fiscal year by a wide margin. We held very little exposure to aggressive discount structures and zero coupon bonds, which were gross underperformers this past fiscal year.

With nominal interest rates hovering near historical lows, inflation readings near the top end of the Federal Reserve's unofficial target zone, a rapidly depreciating currency, as well as commodity prices setting new records by the day, we felt it prudent to underweight bonds with the highest level of interest rate sensitivity. We entered fiscal year 2008 positioned to exploit a steepening yield curve, and Fund performance was enhanced by this strategy.

The second notable factor that positively impacted performance was an underweight position in non-investment-grade and lower-quality issuers, especially tobacco, gas and corporate-backed bonds. We started the year with quality spreads trading tight, in our opinion, and we were therefore underweight lower quality bonds.

Easy money prompted excessive risk

In fiscal year 2008, the municipal bond market had to deal with the unwinding of many of the leverage trades that we attributed to supporting the market in 2004-2006, a period when the market persistently traded contrary to what fundamentals might have suggested. Easy monetary policy and leverage created an environment that rewarded excessive risk taking in 2004 through 2006. We did not get pulled into this over-zealous environment, and our agnostic attitude during these two years resulted in the Fund underperforming its peers who chased returns that were driven by demand for bonds by the leverage players. We felt it was merely a matter of time before a market relying heavily on easy money, the carry trade, and hedging strategies would eventually unravel with severe consequences. We were early, but our comparative performance during this fiscal year indicates that our strategy was appropriate.

The unwinding of these leveraged-based structures has created a "perfect storm" and a resultant liquidity crisis. In the last 12 months, four of the top eight municipal bond market dealers have either exited the business entirely or been absorbed by another broker/dealer. Much less capital is being allocated by the dealer community to support the municipal bond market, as many balance sheets are stressed. The insurance industry is suffering from its own balance sheet issues, profitability is down, and therefore demand for municipal bonds has declined.

Retail investors have reemerged with selective interest, but not in sufficient quantity to absorb the supply. The municipal bond market has been flooded with supply at a time when the dealer community has been weakened by the departure of several large market makers. This forced selling has created a vicious cycle where, as rates have increased for securities to clear the currently illiquid market, mutual fund returns have been driven into the negative range, and now we are faced with even more selling as funds are being forced to liquidate positions to fund redemptions.

Employing a 'skeptical, top-down style'

Maintaining the high quality of the Fund, diversification between sectors and states, and maintaining marketable position sizes have helped to dramatically reduce the Fund's performance volatility. Our management style is essentially a skeptical top-down style with an emphasis on identifying relative value opportunities between sectors, states and different security structures. Simultaneously, we attempt to exploit opportunities presented by the shape and slope of the yield curve, and cross market technicals. Market timing has been de-emphasized, and the Fund is typically fully invested. A diligent approach to ongoing credit analysis and subsequent surveillance after purchase has enabled us to avoid many of the credit disasters that, we believe, plagued some of our competitors in the recent past.

Prior to 2007 we had been in an extended period where the most aggressive risk takers, both interest rate and credit, had been the big winners, while managers who adhere to risk-averse capital preservation strategies, like we do, have lagged. At the National Association for Business Economics annual meeting in 2005, Alan Greenspan made the following comment: "Whatever the reason for narrowing credit spreads, and they differ from episode to episode, history cautions that extended periods of low concern about credit risk have invariably been followed by reversal, with an attendant fall in the prices of risky assets." We believe these comments remain appropriate today. While some risk has been re-priced in the municipal market, we believe the current episode is not yet complete; we expect further re-pricing of credit to more normal relationships in the future.

As we entered fiscal year 2008, we felt the market presented few, if any, attractive relative value opportunities. Credit spreads were tight and the municipal market yield curve was unusually flat. We did not find the risk/reward tradeoff attractive for moving down the credit curve or moving investments further out on the yield curve. Much of our success was a function of what we avoided as opposed to what sectors we actually emphasized. As mentioned previously, the tobacco, gas and corporate-backed sectors were gross underperformers during the year. We generally avoided exposure to these sectors, and overall Fund performance was enhanced as a result.

Portfolio Characteristics
As of September 30, 2008

Average maturity	9.65 years
Effective duration	6.04 years
Weighted average bond rating	AA

Information presented is for illustrative purposes only and is subject to change.

Our outlook

There has been much damage done to the municipal bond market. Unfortunately, we believe this painful episode is not yet over. We are not suggesting that we anticipate interest rates to increase violently in a parabolic fashion, just that the overall direction of municipal interest rates over the next six to 12 months will be up, and not down, in our opinion. Having said this, we also see a market that is very cheap relative to other investment-grade fixed-income alternatives. The ratio of tax-free yields to Treasury bond yields is near historic highs.

However, even though we feel the market is cheap, there are strong underlying market factors that could provide significant headwinds to any municipal bond price appreciation potential. Essentially, we are concerned that the "buyer's strike" will last longer than many pundits expect, and we are not convinced buyers will reemerge in enough critical mass to absorb the supply of bonds expected to be in the market.

We need to balance these expectations with the observation that the backup in rates we have experienced thus far has provided us with many more attractive opportunities today than we have seen in several years. Because we came into this episode positioned with low-duration, high-quality liquid securities, we are in a position to redeploy some of our bonds in an effort to capture opportunities that we believe are now presented by the current steepness of the yield curve. We are proceeding with caution, for we believe this liquidity crisis will continue to put pressure on the municipal market.

However, we have begun to slowly put money into the long end of the market. As of this writing, the portfolio's Option Adjusted Duration (OAD) is approximately 75 percent of the benchmark. This means we are still positioned defensively compared to the Fund's benchmark. We anticipate moving the Fund slowly toward 100 percent of our benchmark (neutral) in the next 12 months.

Ironically, nominal municipal interest rates are still very low, especially 10 years and longer, by most historical measures. We need to keep this in perspective because the current sell-off started from all-time record low municipal rate levels. Credit spreads have widened out, but we are exercising restraint in "yield chasing" as we feel that we are not yet being adequately compensated for taking additional credit risk. However, we intend to continue to search for trading opportunities to exploit in the high-yield space.

Going forward, we expect to keep the Fund's credit quality in the AA category, while actively seeking relative value opportunities between sectors, states and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as well as monitoring cross market technical factors. We expect to maintain the Fund's neutral to defensive exposure to interest rate risk, and we believe the Fund is well positioned relative to its peers entering 2008's fourth quarter.

The Fund's objective remains the same: Provide income that is not subject to Federal income taxes. In an effort to achieve that objective, we intend to continue investing in short-, intermediate- and longer-term (when appropriate) investment-grade (primarily) municipal bonds with an emphasis on quality and capital preservation with minimal yield sacrifice.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, and, as such, the net asset value of the Fund's shares may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Municipal Bond Fund, Inc., Class A Shares(1)	$12,858
Lehman Brothers Municipal Bond Index	$15,155
Standard & Poor's/Investortools Main Municipal Bond Index	$14,369
Lipper General Municipal Debt Funds Universe Average	$13,391

Plot Date	W&R Advisors Municipal Bond Fund, Inc. Class A Shares	Lehman Brothers Municipal Bond Index	Standard & Poor's/ Investortools Main Municipal Bond Index	Lipper General Municipal Debt Funds Universe Average

9/30/98	9,575	10,000	10,000	10,000
12/31/98	9,559	10,060	9,559	10,011
9/30/99	9,244	9,930	9,411	9,690
9/30/00	9,636	10,543	9,987	10,141
9/30/01	10,336	11,641	10,994	11,107
9/30/02	11,125	12,681	11,924	11,943
9/30/03	11,439	13,174	12,416	12,294
9/30/04	11,860	13,779	13,067	12,798
9/30/05	12,149	14,340	13,696	13,277
9/30/06	12,552	14,979	14,374	13,837
9/30/07	12,908	15,442	14,808	14,083
9/30/08	12,858	15,155	14,369	13,391

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
Period	Class A	Class B	Class C	Class Y

1-year period ended 9-30-08	-4.62%	-5.21%	-1.39%	-0.01%
5-year period ended 9-30-08	1.48%	1.27%	1.41%	2.68%
10-year period ended 9-30-08	2.55%	––	––	––
Since inception of Class(3) through 9-30-08	––	2.85%	2.83%	3.32%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of five percent and one percent, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-5-99 for Class B shares, 10-7-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

MUNICIPAL BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2008	Beginning Account Value 3-31-08	Ending Account Value 9-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$981.30	0.90%	$4.46
Class B	1,000	977.40	1.84	9.10
Class C	1,000	977.30	1.84	9.10
Class Y**	1,000	980.70	0.89	4.36
Based on 5% Return(2)
Class A	$1,000	$1,020.57	0.90%	$4.55
Class B	1,000	1,015.80	1.84	9.27
Class C	1,000	1,015.82	1.84	9.27
Class Y**	1,000	1,020.57	0.89	4.45

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2008, and divided by 366.

**Class closed to investment.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

Portfolio Highlights

On September 30, 2008, Waddell & Reed Advisors Municipal Bond Fund, Inc. had net assets totaling $509,932 (in thousands) invested in a diversified portfolio.

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on September 30, 2008, your Fund owned:

Transportation Revenue Bonds	$14.96
Prerefunded Escrowed-to-Maturity Bonds	$10.49
Hospital Revenue Bonds	$9.89
Utility Revenue Bonds	$9.52
City General Obligation Bonds	$7.57
Other Municipal Bonds(1)	$7.20
State General Obligation Bonds	$6.61
Housing Revenue Bonds	$6.13
Lease/Certificate of Participation Bonds	$5.88
Education Revenue Bonds	$5.72
Special Tax Bonds	$5.26
Miscellaneous Municipal Bonds	$4.30
Cash and Cash Equivalents	$3.56
Public Power Revenue Bonds	$2.91

(1)Includes $0.79 County General Obligation Bonds, $0.52 County Revenue Bonds, $1.60 Industrial Development/Pollution Control Revenue Bonds, $0.73 Lifecare Centers Revenue Bonds, $1.34 Resource Recovery Revenue Bonds, $0.62 Sales Tax Revenue Bonds and $1.60 School General Obligation Bonds.

Quality Weightings

On September 30, 2008, the breakdown of municipal bonds (by ratings) held by the Fund, was as follows:

Investment Grade
AAA	61.62%
AA	15.13%
A	7.41%
BBB	9.24%
Non-investment Grade
BB	1.91%
Below BB	1.13%
Cash and Cash Equivalents	3.56%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

The Investments of Municipal Bond Fund
September 30, 2008
(In Thousands)

MUNICIPAL BONDS	Principal	Value
Arizona - 3.01%
Arizona Educational Loan Marketing Corporation (A Nonprofit Corporation Organized Pursuant to the Laws of the State of Arizona), 2001 Educational Loan Revenue Bonds, 2001 Senior Series 2001A-2 Bonds,
4.950%, 3-1-09	$5,000	$5,039
Arizona Health Facilities Authority, HospitalRevenue Bonds (John C. Lincoln HealthNetwork), Series 2000,
6.875%, 12-1-20	2,500	2,751
Arizona Health Facilities Authority, Hospital Revenue Bonds (Phoenix Children's Hospital), Series 2007C,
8.960%, 2-1-42 (A)	2,375	2,148
Certificates of Participation, Series 2002A, Evidencing
      Proportionate Interests of the Owners Thereof in Lease
      Payments to be Made By the State of Arizona (Acting by and
      Through the Director of the Department of Administration),
      as Lessee for Certain Real and Personal Property,

5.500%, 5-1-13	1,000	1,063
Certificates of Participation (Arizona State University Projects),
      Series 2002, Evidencing the Proportionate Interests of the
      Owners Thereof in Lease Payments to be Made Pursuant to
      a Lease- Purchase Agreement by the Arizona Board of Regents,
      as Lessee for the Benefit of Arizona State University,

5.375%, 7-1-13	1,000	1,068
Arizona Tourism and Sports Authority, Tax Revenue Bonds (Multipurpose Stadium Facility Project), Series 2003A,
5.375%, 7-1-19	1,120	1,216
City of Phoenix Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B,
5.750%, 7-1-14	2,000	2,048
		15,333
Arkansas - 0.14%
Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2003 Series D,
5.300%, 7-1-24	780	733

California - 14.28%
California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series B, Class 5,
6.350%, 12-1-29	35	35
State of California, General Obligation Bonds,
6.000%, 2-1-15	3,000	3,306
State of California, Various Purpose General Obligation Bonds:
5.250%, 2-1-19	2,000	2,045
5.250%, 2-1-19	5,000	5,113
5.250%, 11-1-21	1,000	1,007
5.000%, 2-1-22	7,000	6,800
5.500%, 4-1-28	135	149
5.500%, 4-1-28	5	5
5.500%, 4-1-28	325	359
5.500%, 4-1-28	2,535	2,797
State of California, Department of Water Resources, Central Valley Project, Water System Revenue Bonds, Series X:
5.500%, 12-1-16	10	11
5.500%, 12-1-16	990	1,098
California Statewide Communities Development Authority, Hospital Revenue Certificates of Participation, Cedars-Sinai Medical Center, Series 1992,
6.500%, 8-1-12	2,850	2,922
Delta Counties Home Mortgage Finance Authority (California), Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series A,
5.200%, 12-1-14	35	35
Foothill - De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series B,
5.250%, 8-1-19	2,000	2,177
Foothill/Eastern Transportation Corridor Agency, Toll Road Refunding Revenue Bonds, Series 1999, Capital Appreciation Bonds,
0.000%, 1-15-17	7,500	4,743
Fremont Unified School District, Alameda County, California, Election of 2002 General Obligation Bonds, Series A,
5.375%, 8-1-18	2,035	2,118
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
6.750%, 6-1-39	4,800	5,367
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B,
5.375%, 6-1-28	2,000	2,074
Long Beach Bond Finance Authority, Tax Allocation Revenue Bonds (Downtown, North Long Beach, Poly High and West Beach Redevelopment Project Areas), 2002 Series A,
5.375%, 8-1-15	920	963
Department of Water and Power of the City of Los Angeles, Power System Revenue Bonds, 2003 Series B,
5.125%, 7-1-19	2,000	2,044
The Metropolitan Water District of Southern California, Water Revenue Bonds, 2003 Authorization, Series B-2,
5.000%, 10-1-27	5,000	4,875
Moreno Valley Unified School District, General Obligation Bonds, 2004 Election, Series A (Riverside County, California),
5.250%, 8-1-22	3,500	3,832
City of Oceanside, 2003 Certificates ofParticipation (1993 Series A Refunding),City of Oceanside, Pursuant to a Leasewith the Oceanside Public FinancingAuthority,
5.000%, 4-1-10	1,140	1,180
Riverside Community College District, Riverside County, California, Election of 2004, General Obligation Bonds, Series 2004A:
5.500%, 8-1-29	3,755	4,160
5.500%, 8-1-29	45	45
County of Sacramento, Airport System Revenue Bonds, Series 2002A,
5.250%, 7-1-16	2,080	2,241
San Mateo Union High School District (San Mateo County, California), Election of 2000 General Obligation Bonds, Series B Capital Appreciation Bonds,
0.000%, 9-1-11	1,000	905
Southern California Public Power Authority, Multiple Project Revenue Bonds, 1989 Series,
6.750%, 7-1-12	3,455	3,834
The Regents of the University of California, General Revenue Bonds, 2003 Series A,
5.125%, 5-15-19	5,000	5,108
The Regents of the University of California, Hospital Revenue Bonds (UCLA Medical Center), Series 2004 B,
5.500%, 5-15-20	1,500	1,543
		72,891
Colorado - 0.87%
Colorado Department of Transportation, Transportation Revenue Anticipation Notes, Series 2002,
5.250%, 6-15-10	2,000	2,080
Colorado Housing and Finance Authority, Single Family Program Senior and Subordinate Bonds, 2001 Series A-2 Senior Bonds,
6.500%, 8-1-31	350	328
Highlands Ranch Metropolitan District No. 3, Douglas County, Colorado, General Obligation Bonds, Series 1999,
5.300%, 12-1-19	1,000	1,032
City of Lafayette, Colorado, Acting by and through its Water Fund Enterprise, Water Revenue Bonds, Series 2003A,
5.250%, 12-1-20	1,010	1,030
		4,470
Connecticut - 0.87%
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
5.500%, 1-1-14	4,510	4,451

District Of Columbia - 0.40%
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Series 2002A,
5.500%, 10-1-10	2,000	2,058

Florida - 4.77%
Broward County, Florida, Passenger Facility Charge/Airport System Revenue Convertible Lien Bonds, Airport System Revenue Bonds, Series 2001J-1,
5.750%, 10-1-18	2,870	2,851
City of Coral Gables (Florida), Health Facilities Authority, Hospital Revenue Bonds (Baptist HealthSouth Florida Obligated Group), Series 2004,
5.250%, 8-15-24	5,000	5,435
Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Series 2002B,
5.500%, 10-1-17	2,000	2,002
Hillsborough County Aviation Authority, Florida, Tampa International Airport, Revenue Bonds, 2003 Series B,
5.000%, 10-1-20	2,000	1,794
Housing Finance Authority of Lee County, Florida, Single Family Mortgage Revenue Bonds, Series 1999A, Subseries 2,
5.000%, 9-1-30 (B)	190	183
Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2002, Miami International Airport (Hub of the Americas),
5.750%, 10-1-16	2,000	2,004
Miami-Dade County, Florida, Water and Sewer System Revenue Refunding Bonds, Series 2008B,
5.250%, 10-1-22	5,000	4,884
The City of Miami, Florida, Limited Ad Valorem Tax Bonds, Series 2002 (Homeland Defense/Neighborhood Capital Improvement Projects),
0.000%, 1-1-10	1,600	1,540
The City of Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2002A,
5.500%, 9-1-13	2,460	2,595
The School Board of Palm Beach County, Florida, Certificates of Participation, Series 2002A,
5.375%, 8-1-13	1,000	1,062
		24,350
Georgia - 2.49%
Hospital Authority of Cobb County (Georgia), Revenue Anticipation Refunding and Improvement Certificates, Series 2003,
5.250%, 4-1-20	4,000	4,130
Municipal Electric Authority of Georgia, Project One Special Obligation Bonds, Fifth Crossover Series:
6.400%, 1-1-13	75	81
6.400%, 1-1-13	6,925	7,557
6.400%, 1-1-13	860	936
		12,704
Guam - 0.58%
Guam International Airport Authority, General Revenue Bonds, 2003 Series C,
5.375%, 10-1-20	3,305	2,951

Hawaii - 0.99%
State of Hawaii, Airports System Revenue Bonds, Refunding Series 2001,
5.750%, 7-1-15	5,000	5,022

Illinois - 1.93%
City of Belleville, Illinois, Tax Increment Refunding Revenue Bonds (Frank Scott Parkway Redevelopment Project), Series 2007A,
5.700%, 5-1-36	1,500	1,205
School District Number 116, Champaign County, Illinois (Urbana), General Obligation School Building Bonds, Series 1999C,
0.000%, 1-1-12	1,695	1,463
City of Chicago, Collateralized Single Family Mortgage Revenue Bonds, Series 2002C,
5.600%, 10-1-34	1,515	1,515
Village of Maywood, General Obligation Corporate Purpose Bonds, Series 2001C,
5.500%, 1-1-21	1,300	1,372
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
6.350%, 12-15-24	1,000	971
Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Olbigation Bonds, Serieis 2002A,
6.000%, 7-1-24	3,080	3,254
		9,780
Indiana - 3.65%
Indiana State Office Building Commission, Capitol Complex Revenue Bonds, Series 1990A (Senate Avenue Parking Facility),
7.400%, 7-1-15	4,775	5,609
Indiana State Office Building Commission, Capitol Complex Revenue Bonds, Series 1990B (State Office Building I Facility),
7.400%, 7-1-15	8,000	9,398
City of Rockport, Indiana, Pollution Control Revenue Refunding Bonds (AEP Generating Company Project), Series 1995 B,
4.150%, 7-1-25	3,500	3,593
		18,600
Iowa - 0.17%
City of Altoona, Iowa, Annual Appropriation Urban Renewal Tax Increment Revenue Bonds, Series 2008,
5.750%, 6-1-31	1,000	896

Kansas - 1.48%
City of Olathe, Kansas, Special Obligation Tax Increment Revenue Bonds (West Village Center Project), Series 2007,
5.450%, 9-1-22	1,000	887
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2001 Series A-1,
6.300%, 12-1-32	395	395
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2002 Series A-5,
5.550%, 12-1-33	2,000	1,780
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2002 Series B- 4,
5.900%, 12-1-34	1,350	1,262
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2003 Series A-2,
5.650%, 6-1-35	1,705	1,706
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2004 Series A- 4,
5.625%, 6-1-36	845	844
Unified Government of Wyandotte County/Kansas City, Kansas, Transportation Development District Sales Tax Revenue Bonds (NFM-Cabela's Project), Series 2006,
5.000%, 12-1-27	850	694
		7,568
Kentucky - 0.40%
Kenton County (Kentucky) Airport Board, Cincinnati/Northern Kentucky International Airport, Revenue Refunding Bonds, Series 2002A,
5.625%, 3-1-14	2,000	2,015

Louisiana - 0.96%
Louisiana Local Government Environmental Facilities and Community Development Authority, Mortgage Revenue Bonds, Series 2004A (GNMA Collateralized - Cypress Apartments Project),
5.500%, 4-20-38	2,750	2,557
State of Louisiana, Gasoline and Fuels Tax Revenue Bonds, 2005 Series A,
5.000%, 5-1-26	2,500	2,354
		4,911
Maryland - 0.37%
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds),
5.375%, 3-1-15	1,905	1,905

Massachusetts - 1.53%
Massachusetts Bay Transportation Authority, Assessment Bonds, 2004 Series A,
5.250%, 7-1-20	2,800	3,047
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2002, Series C,
5.500%, 11-1-10	2,000	2,113
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series D,
5.250%, 10-1-21	2,500	2,658
		7,818
Michigan - 0.91%
City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series 2004-A(1),
5.250%, 4-1-23	3,220	2,839
Board of Regents of Eastern Michigan University, General Revenue Refunding Bonds, Series 2002A,
5.800%, 6-1-13	1,530	1,672
Garden City Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Garden City Hospital Obligated Group), Series 1998A,
5.625%, 9-1-10	85	84
		4,595
Minnesota - 3.11%
City of Minneapolis, Minnesota, General Obligation Convention Center Bonds, Series 2002,
5.000%, 12-1-10	2,000	2,098
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Revenue Bonds, Series 2001B:
5.750%, 1-1-15	5,000	5,029
5.750%, 1-1-13	2,345	2,396
City of Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo Foundation/Mayo Medical Center), Series 1992D,
6.150%, 11-15-09	4,500	4,686
Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facility Revenue Bonds, Series 2006 (Healthpartners Obligated Group Project),
5.250%, 5-15-36	2,000	1,652
		15,861
Mississippi - 0.82%
Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series1996-C:
6.700%, 9-1-12	1,470	1,440
6.750%, 9-1-14	2,750	2,755
		4,195
Missouri - 4.87%
City of Belton, Missouri, Certificates of Participation, Series 2008,
5.125%, 3-1-25	1,000	886
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004,
6.250%, 3-1-24	2,265	2,043
Grindstone Plaza Transportation Development District (Columbia, Missouri), Transportation Sales Tax Revenue Bonds, Series 2006A:
5.500%, 10-1-31	705	591
5.550%, 10-1-36	190	157
Jackson County, Missouri, Tax Exempt Special Obligation Refunding & Improvement Bonds (Truman Medical Center Project), Series 2001A,
5.500%, 12-1-12	2,000	2,154
The Industrial Development Authority of the City of Kansas City, Missouri, Revenue Bonds, Series 2004 (Plaza Library Project):
5.375%, 3-1-10	990	994
5.900%, 3-1-24	2,300	2,079
Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds, Barnes-Jewish, Inc./ChristianHealth Services, Series 1993A,
6.000%, 5-15-11	3,000	3,159
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Missouri,Eastland Center Project,Phase II, Series 2002B,
6.000%, 4-1-21	1,250	1,273
Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership Loan Program), 2005 Series D,
6.000%, 3-1-36	4,240	4,274
State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution Control Revenue Refunding Bonds (State Revolving Fund Program - Master Trust), Series 2001B,
5.500%, 7-1-10	1,500	1,567
Northwest Missouri State University, Housing System Revenue Bonds, Series 2003,
5.500%, 6-1-19	2,650	2,743
The City of St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A (Lambert-St. Louis International Airport),
5.250%, 7-1-18	1,000	1,024
The Board of Education of the City of St. Louis, General Obligation Refunding Bonds (Missouri Direct Deposit Program), Capital Appreciation Bonds, Series 2002B,
0.000%, 4-1-10	2,000	1,918
		24,862
Nevada - 1.09%
Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999,
6.000%, 7-1-14	1,385	1,436
Nevada Housing Division, Single Family Mortgage Bonds, 1998 Series A-1 Mezzanine Bonds,
5.350%, 4-1-16	195	195
Truckee Meadows Water Authority, Nevada Water Revenue Refunding Bonds, Series 2007,
4.500%, 7-1-30	5,000	3,917
		5,548
New Hampshire - 1.01%
New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New HampshireUniversity Issue, Series 2003,
5.375%, 1-1-34	1,500	1,225
New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center Issue, Series 2002A:
6.125%, 7-1-32	1,755	1,947
6.125%, 7-1-32	245	231
New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Revenue Bonds, 2006 Series A,
5.650%, 1-1-36	1,740	1,738
		5,141
New Jersey - 2.02%
Casino Reinvestment Development Authority, Hotel Room Fee Revenue Bonds, Series 2004,
5.250%, 1-1-23	1,350	1,338
County of Hudson, New Jersey, Refunding Certificates of Participation, Series 2002,
6.000%, 12-1-10	2,110	2,234
New Jersey Economic Development Authority, School Facilities Construction Bonds, 2004 Series I,
5.250%, 9-1-24	2,250	2,441
New Jersey Transit Corporation payable solely from certain Federal Transit Administration Grants, Certificates of Participation, Series 2002A,
5.500%, 9-15-13	2,000	2,121
The City of Newark in the County of Essex, New Jersey, General Obligation School Purpose Refunding Bonds, Series 2002,
5.375%, 12-15-13	2,000	2,136
		10,270
New Mexico - 2.66%
City of Albuquerque, New Mexico, Airport Refunding Revenue Bonds, Series 2001,
5.375%, 7-1-15	3,365	3,391
New Mexico Educational Assistance Foundation, Student Loan Program Bonds, Second Subordinate 1996 Series A-3,
6.750%, 11-1-08	2,175	2,176
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I Bonds, 2006 Series D,
6.000%, 1-1-37	2,170	2,190
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I Bonds 2008 Series D-2,
5.250%, 7-1-30 (C)	5,000	4,705
San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Subordinate Series 2001B,
5.750%, 9-15-21	1,000	1,090
		13,552
New York - 9.17%
The City of New York, General Obligation Bonds, Fiscal 2002 Series C,
5.500%, 3-15-15	2,000	2,158
The City of New York, General Obligation Bonds, Fiscal 2003 Series A,
5.750%, 8-1-14	2,000	2,134
The City of New York, General Obligation Bonds, vFiscal 2003 Series A Current Interest Bonds,
5.500%, 8-1-10	3,000	3,128
The City of New York, General Obligation Bonds, Fiscal 2003 Series J:
5.500%, 6-1-19	1,010	1,105
5.500%, 6-1-19	3,990	4,078
The City of New York, General Obligation Bonds, Fiscal 2004 Series D:
5.250%, 10-15-21	2,185	2,376
5.250%, 10-15-21	6,110	6,076
New York City Transitional Finance Authority, Future Tax Secured Refunding Bonds, Fiscal 2003, Series A:
5.250%, 11-1-10	1,000	1,051
5.500%, 11-1-26 (B)	5,000	5,283
New York City Transitional Finance Authority, Future Tax Secured Refunding Bonds, Fiscal 2003, Series D,
5.250%, 2-1-19	3,000	3,090
Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds (State University Educational Facilities Issue), Series 2002B,
5.250%, 11-15-23	2,350	2,452
Dormitory Authority of the State of New York, City University vSystem, Consolidated Fourth General Resolution Revenue Bonds, 2001 Series A,
5.500%, 7-1-17	2,000	2,137
Dormitory Authority of the State of New York, State University Educational Facilities, Revenue Bonds, Series 1990B:
7.500%, 5-15-11	650	681
7.500%, 5-15-11	590	647
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Twenty-Sixth Series,
5.500%, 11-15-13	2,000	2,076
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Twenty-Seventh Series,
5.500%, 12-15-14	3,000	3,111
Suffolk County Industrial Development Agency (New York), Civic Facility Revenue Bonds, Series 1999A (The Southampton Hospital Association Civic Facility),
7.250%, 1-1-20	980	948
Suffolk County Industrial Development Agency (New York), Civic Facility Revenue Bonds, Series 1999B (The Southampton Hospital Association Civic Facility),
7.625%, 1-1-30	2,255	2,140
Tobacco Settlement Financing Corporation (State of New York), Asset-Backed Revenue Bonds, Series 2003B-1C (State Contingency Contract Secured),
5.500%, 6-1-21	2,000	2,015
		46,686
North Carolina - 1.34%
County of Cumberland, North Carolina, Hospital Facility Revenue Bonds (Cumberland County Hospital System, Inc.), Series 1999,
5.250%, 10-1-11	1,200	1,244
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2003 C,
5.500%, 1-1-14	3,000	3,114
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 2003A,
5.250%, 1-1-19	2,500	2,511
		6,869
Ohio - 2.90%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
5.750%, 6-1-34	2,000	1,528
County of Cuyahoga, Ohio, Revenue Bonds, Series 2003A (Cleveland Clinic Health System Obligated Group),
6.000%, 1-1-21	1,000	1,029
Hamilton County, Ohio, Sewer System Improvement Revenue Bonds, 2005 Series B (The Metropolitan Sewer District of Greater Cincinnati),
5.000%, 12-1-30	3,850	3,615
County of Lorain, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Series 2001A (Catholic Healthcare Partners),
5.625%, 10-1-17	1,000	1,027
Ohio Housing Finance Agency, Residential MortgageRevenue Bonds (Mortgage-Backed Securities Program), 2006 Series E,
5.375%, 3-1-37	4,000	3,919
State of Ohio, Hospital Revenue Bonds, Series 2008A (Cleveland Clinic Health System Obligated Group),
5.250%, 1-1-33 (C)	2,000	1,770
County of Summit, Ohio, Various Purpose Bonds, Series 2002 (Limited Tax General Obligation),
5.750%, 12-1-14	1,710	1,894
		14,782
Oklahoma - 1.19%
Oklahoma City Airport Trust, Junior Lien Tax-Exempt Bonds, Twenty-Seventh Series B,
5.750%, 7-1-16	1,490	1,518
Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Refunding Series 2001B,
5.650%, 12-1-35	4,570	4,552
		6,070
Oregon - 0.72%
State of Oregon, Department of Administrative Services, Refunding Certificates of Participation, 2002 Series B,
5.250%, 5-1-12	3,000	3,188
State of Oregon, Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program), 1996 Series D,
6.375%, 7-1-27	505	505
		3,693
Pennsylvania - 4.97%
County of Butler (Commonwealth of Pennsylvania), General Obligation Bonds, Series of 2002,
6.000%, 7-15-10	1,330	1,404
Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware Valley Medical Center Project (FHA Insured Mortgage), Series 1992,
7.000%, 8-1-22	1,225	1,228
The Harrisburg Authority (Dauphin County, Pennsylvania), School Revenue Bonds, Series A of 2002 (The School District of the City of Harrisburg Refunding Project),
5.000%, 4-1-10	1,010	1,035
Pennsylvania Higher Educational Facilities Authority (Commonwealth of Pennsylvania), Health Services Revenue Bonds (Allegheny Delaware Valley Obligated Group Project), Series A,
5.700%, 11-15-11	2,500	2,454
The Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002:
5.500%, 7-1-14	70	76
5.500%, 7-1-14	1,930	2,070
City of Philadelphia, Pennsylvania, General Obligation Refunding Bonds, Series 2008A,
5.250%, 12-15-24	10,750	10,010
Redevelopment Authority of the City of Philadelphia, Revenue Bonds (Beech, LLC Student Housing Complex at Temple University), Series 2003A,
5.500%, 7-1-35	1,500	1,205
Health Care Facilities Authority of Sayre (Pennsylvania), Fixed Rate Hospital Revenue Bonds (Latrobe Area Hospital), Series A of 2002,
5.250%, 7-1-10	1,385	1,449
Schuylkill County Industrial Development Authority, Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project), 1995 Series,
5.100%, 10-1-19	2,400	2,405
Susquehanna Area Regional Airport Authority, Airport System Revenue Bonds, Series 2003A,
5.500%, 1-1-19	2,120	2,092
		25,428
Puerto Rico - 2.78%
Commonwealth of Puerto Rico, Public Improvement Refunding Bonds (General Obligation Bonds), Series 2004 A,
5.250%, 7-1-21	5,740	5,354
Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series A (Senior Lien):
5.000%, 7-1-28	1,000	934
6.000%, 7-1-38	640	618
Government Development Bank for Puerto Rico, Senior Notes, 2006 Series B,
5.000%, 12-1-08	7,300	7,296
		14,202
South Carolina - 0.30%
Anderson County Joint Municipal Water System, South Carolina, Waterworks System Revenue Bonds, Series 2002,
5.500%, 7-15-13	1,445	1,550

South Dakota - 0.42%
South Dakota Health and Educational Facilities Authority (Huron Regional Medical Center Issue), Revenue Bonds, Series 1994,
7.300%, 4-1-16	2,000	2,165

Tennessee - 1.08%
The Memphis and Shelby County Sports Authority, Inc., Revenue Bonds, 2002 Series A (Memphis Arena Project),
5.500%, 11-1-13	2,000	2,174
The Health, Educational and Housing Facilities Board of the County of Sullivan, Tennessee, Hospital Revenue Bonds (Wellmont Health System Project), Series 2006C,
5.250%, 9-1-26	700	612
Volunteer State Student Funding Corporation, Educational Loan Revenue Bonds, Junior Subordinate Series 1993C Bonds,
5.850%, 12-1-08	2,700	2,705
		5,491
Texas - 8.61%
Cities of Dallas and Fort Worth, Texas, Dallas/Fort Worth International Airport, Joint Revenue Improvement and Refunding Bonds, Series 2001A,
5.875%, 11-1-17	1,280	1,284
Cities of Dallas and Fort Worth, Texas, Dallas/Fort Worth International Airport, Joint Revenue Bonds, Series 2003A,
5.500%, 11-1-19	5,000	4,699
Goose Creek Consolidated Independent School District, Unlimited Tax Refunding and Schoolhouse Bonds, Series 2002:
5.750%, 2-15-17	980	1,062
5.750%, 2-15-17	1,070	1,134
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds, Series 2001G,
5.750%, 11-15-15	1,500	1,553
Harris County, Texas, Tax and Subordinate Lien, Revenue Refunding Bonds, Series 2004B,
5.000%, 8-15-32	2,500	2,644
Harris County Health Facilities Development Corporation, Thermal Utility Revenue Bonds (Teco Project), Series 2008:
5.000%, 11-15-26	2,500	2,391
5.000%, 11-15-27	2,500	2,378
Hopkins County Hospital District (A political subdivision of the State of Texas located in Hopkins County), Hospital Revenue Bonds, Series 2008:
5.750%, 2-15-28	1,000	896
6.000%, 2-15-33	500	452
Lancaster Independent School District (Dallas County, Texas), Unlimited Tax School Building Bonds, Series 2004,
5.750%, 2-15-30	6,000	6,649
North Texas Tollway Authority, System Revenue Refunding Bonds, Series 2008D,
0.000%, 1-1-30	25,000	6,371
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility Revenue Bonds (Northwest Senior Housing Corporation - Edgemere Project), Series 2006A,
6.000%, 11-15-36	1,500	1,308
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility Revenue Bonds (Buckingham Senior Living Community, Inc. Project), Series 2007,
5.750%, 11-15-37	3,000	2,397
Texas Turnpike Authority, Central Texas Turnpike System, First Tier Revenue Bonds, Series 2002-A,
0.000%, 8-15-26	24,500	8,624
		43,842
Vermont - 0.35%
Vermont Housing Finance Agency, Single Family Housing Bonds, Series 27,
5.500%, 11-1-37 (A)	1,780	1,770

Virginia - 1.29%
Industrial Development Authority of the City of Roanoke, Virginia, Hospital Revenue Bonds (Carilion Health System Obligated Group), Series 2002A:
5.750%, 7-1-14	2,225	2,374
5.500%, 7-1-17	2,000	2,088
Virginia Port Authority, Commonwealth Port Fund Revenue Bonds (2002 Resolution), Series 2002,
5.500%, 7-1-15	2,000	2,083
		6,545
Washington - 4.99%
Energy Northwest, Project No. 1 Refunding Electric Revenue Bonds, Series 2002-A,
5.750%, 7-1-16	4,500	4,766
Port of Seattle, Revenue Bonds, Series 2001B,
5.625%, 4-1-16	1,000	1,006
Spokane Public Facilities District, Regional Projects, Spokane Public Facilities District, Hotel/Motel Tax and Sales/Use Tax Bonds, Series 2003,
5.750%, 12-1-19	1,665	1,743
State of Washington, Various Purpose General Obligation Bonds, Series 1990A,
6.750%, 2-1-15	4,990	5,589
Washington Health Care Facilities Authority, Revenue Bonds, Series 2007C (Virginia Mason Medical Center),
5.500%, 8-15-36	2,910	2,543
Washington Public Power Supply System, NuclearProject No. 1, Refunding Revenue Bonds, Series 1989B,
7.125%, 7-1-16	8,200	9,747
		25,394
West Virginia - 0.64%
State of West Virginia, Infrastructure General Obligation Bonds, 1999 Series A,
0.000%, 11-1-13	4,000	3,247

Wyoming - 0.31%
Housing Authority of the City of Cheyenne, Housing Revenue Bonds (Foxcrest II Project), Series 2004,
5.750%, 6-1-34	675	598
Wyoming Municipal Power Agency, Power Supply System Revenue Bonds, 2008 Series A,
5.500%, 1-1-28	1,000	947
		1,545

TOTAL MUNICIPAL BONDS - 96.44%		$491,759
(Cost: $497,697)

SHORT-TERM SECURITIES
Commercial Paper
Alcoa Incorporated,
6.020%, 10-14-08	5,000	4,989
Automatic Data Processing Inc.,
2.000%, 10-1-08	8,423	8,423
Danaher Corporation,
1.800%, 10-3-08	5,000	4,999

TOTAL SHORT-TERM SECURITIES - 3.61%		$18,411
(Cost: $18,411)

TOTAL INVESTMENT SECURITIES - 100.05%		$510,170
(Cost: $516,108)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.05%)		(238)

NET ASSETS - 100.00%		$509,932

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.
(B)This security currently pays the stated rate but this rate will increase in the future.
(C)Purchased on a when-issued basis with settlement subsequent to September 30, 2008.
Geographical designations are unaudited.
See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
      MUNICIPAL BOND FUND
      September 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $ 516,108)	$510,170
Cash	3,367
Receivables:
Interest	7,200
Fund shares sold	1,201
Prepaid and other assets	42

Total assets	521,980

LIABILITIES
Payable for investment securities purchased	10,318
Payable to Fund shareholders	1,464
Accrued distribution and service fees	106
Accrued shareholder servicing	46
Accrued accounting services fee	12
Accured legal fee	8
Accrued management fee	7
Other	87

Total liabilities	12,048

Total net assets	$509,932

NET ASSETS
$0.001 par value capital stock:
Capital stock	$77
Additional paid-in capital	528,065
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	912
Accumulated net realized loss on investment transactions	(13,184)
Net unrealized depreciation in value of investments	(5,938)

Net assets applicable to outstanding units of capital	$509,932

Net asset value per share (net assets divided by shares outstanding):
Class A	$6.63
Class B	$6.62
Class C	$6.62
Class Y	$6.62
Capital shares outstanding:
Class A	75,841
Class B	453
Class C	639
Class Y	4
Capital shares authorized	600,000

See Accompanying Notes to Financial Statements.

Statement of Operations
      MUNICIPAL BOND FUND
      For the Fiscal Year Ended September 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Interest and amortization	$24,335

Expenses:
Investment management fee	2,695
Distribution and service fees:
Class A	1,202
Class B	34
Class C	38
Shareholder servicing:
Class A	435
Class B	8
Class C	10
Class Y	–– *
Accounting services fee	140
Interest and fees	117
Audit fees	33
Legal fees	25
Custodian fees	22
Other	252

Total	5,011
Less expenses in excess of limit	(201)

Total expenses	4,810

Net investment income	19,525

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized net gain on investments	2,450
Unrealized depreciation in value of investments during the period	(24,645)

Net loss on investments	(22,195)

Net decrease in net assets resulting from operations	$(2,670)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      MUNICIPAL BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,

	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,525	$20,832
Realized net gain (loss) on investments	2,450	(2,121)
Unrealized depreciation	(24,645)	(3,788)

Net increase (decrease) in net assets resulting from operations	(2,670)	14,923

Distributions to shareholders from: (1)
Net investment income:
Class A	(19,634)	(19,612)
Class B	(103)	(112)
Class C	(114)	(111)
Class Y	(2)	(–– )*
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)

	(19,853)	(19,835)

Capital share transactions	26,206	(32,719)

Total increase (decrease)	3,683	(37,631)
NET ASSETS
Beginning of period	506,249	543,880

End of period	$509,932	$506,249

Undistributed net investment income	$912	$2,392

*Not shown due to rounding.

(1)See "Financial Highlights" on pages 37 - 40.

See Accompanying Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$6.92	$6.99	$7.02		$7.10		$7.09

Income (loss) from investment operations:
Net investment income	0.26	0.27	0.26		0.25		0.25
Net realized and unrealized gain (loss) on investments	(0.28)	(0.08)	(0.03)		(0.08)		0.01

Total from investment operations	(0.02)	0.19	0.23		0.17		0.26

Less distributions from:
Net investment income	(0.27)	(0.26)	(0.26)		(0.25)		(0.25)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.27)	(0.26)	(0.26)		(0.25)		(0.25)

Net asset value, end of period	$6.63	$6.92	$6.99		$7.02		$7.10

Total return (1)	-0.39%	2.84%	3.32%		2.43%		3.69%
Net assets, end of period (in millions)	$503	$499	$536		$589		$647
Ratio of expenses to average net assets including expense waiver	0.93%	0.95%	0.92%		0.91%		0.90%
Ratio of net investment income to average net assets including expense waiver	3.82%	3.99%	3.71%		3.57%		3.50%
Ratio of expenses to average net assets excluding expense waiver	0.97%	0.99%	0.92	%(2)	0.91	%(2)	0.90	%(2)
Ratio of net investment income to average net assets excluding expense waiver	3.78%	3.95%	3.71	%(2)	3.57	%(2)	3.50	%(2)
Portfolio turnover rate	20%	5%	16%		14%		24%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$6.92	$6.98	$7.01		$7.10		$7.08

Income (loss) from investment operations:
Net investment income	0.20	0.21	0.19		0.19		0.18
Net realized and unrealized gain (loss) on investments	(0.29)	(0.07)	(0.03)		(0.09)		0.02

Total from investment operations	(0.09)	0.14	0.16		0.10		0.20

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.19)		(0.19)		(0.18)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.21)	(0.20)	(0.19)		(0.19)		(0.18)

Net asset value, end of period	$6.62	$6.92	$6.98		$7.01		$7.10

Total return	-1.38%	2.03%	2.37%		1.36%		2.89%
Net assets, end of period (in millions)	$3	$4	$4		$5		$6
Ratio of expenses to average net assets including expense waiver	1.86%	1.88%	1.85%		1.82%		1.79%
Ratio of net investment income to average net assets including expense waiver	2.89%	3.05%	2.78%		2.66%		2.60%
Ratio of expenses to average net assets excluding expense waiver	1.90%	1.92%	1.85	%(1)	1.82	%(1)	1.79	%(1)
Ratio of net investment income to average net assets excluding expense waiver	2.85%	3.01%	2.78	%(1)	2.66	%(1)	2.60	%(1)
Portfolio turnover rate	20%	5%	16%		14%		24%

(1)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$6.92	$6.98	$7.01		$7.10		$7.08

Income (loss) from investment operations:
Net investment income	0.20	0.21	0.19		0.18		0.18
Net realized and unrealized gain (loss) on investments	(0.29)	(0.07)	(0.03)		(0.09)		0.02

Total from investment operations	(0.09)	0.14	0.16		0.09		0.20

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.19)		(0.18)		(0.18)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.21)	(0.20)	(0.19)		(0.18)		(0.18)

Net asset value, end of period	$6.62	$6.92	$6.98		$7.01		$7.10

Total return	-1.39%	2.00%	2.34%		1.32%		2.87%
Net assets, end of period (in millions)	$4	$3	$4		$4		$5
Ratio of expenses to average net assets including expense waiver	1.87%	1.90%	1.89%		1.85%		1.83%
Ratio of net investment income to average net assets including expense waiver	2.88%	3.03%	2.74%		2.63%		2.57%
Ratio of expenses to average net assets excluding expense waiver	1.91%	1.94%	1.89	%(1)	1.85	%(1)	1.83	%(1)
Ratio of net investment income to average net assets excluding expense waiver	2.84%	2.99%	2.74	%(1)	2.63	%(1)	2.57	%(1)
Portfolio turnover rate	20%	5%	16%		14%		24%

(1)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class Y Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007		2006		2005		2004

Net asset value, beginning of period	$6.92		$6.99		$7.02		$7.10		$7.09

Income (loss) from investment operations:
Net investment income	0.30	(2)	0.29	(2)	0.28	(2)	0.27	(2)	0.19	(2)
Net realized and unrealized gain (loss) on investments	(0.29	)(2)	(0.07	)(2)	(0.03	)(2)	(0.08	)(2)	0.08	(2)

Total from investment operations	0.01		0.22		0.25		0.19		0.27

Less distributions from:
Net investment income	(0.31)		(0.29)		(0.28)		(0.27)		(0.26)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.31)		(0.29)		(0.28)		(0.27)		(0.26)

Net asset value, end of period	$6.62		$6.92		$6.99		$7.02		$7.10

Total return	-0.01%		3.17%		3.63%		2.72%		3.92%
Net assets, end of period (in thousands)	$26		$29		$4		$4		$4
Ratio of expenses to average net assets including expense waiver	0.87%		0.71%		0.62%		0.60%		0.72%
Ratio of net investment income to average net assets including expense waiver	4.29%		4.27%		4.03%		3.90%		3.62%
Ratio of expenses to average net assets excluding expense waiver	0.91%		0.75%		0.62	%(3)	0.60	%(3)	0.72	%(3)
Ratio of net investment income to average net assets excluding expense waiver	4.25%		4.23%		4.03	%(3)	3.90	%(3)	3.62	%(3)
Portfolio turnover rate	20%		5%		16%		14%		24%

(1)Class is closed.
(2)Based on average weekly shares outstanding.
(3)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2008
      (In Thousands, Except Where Otherwise Noted)

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Municipal Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income that is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, whether taxable or nontaxable, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

      C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, the Fund instituted the provisions of Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48). As required by FIN 48, management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of September 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. The Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.

      D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses and expiring capital loss carryovers. At September 30, 2008, the Fund reclassified permanent differences relating to differing treatments for amortization. Paid-in capital, net assets and net investment income were not affected by these reclassifications.

      E. New Accounting Pronouncements - In September 2006, Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ended September 30, 2009. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund will institute SFAS 161 during the fiscal year ending September 30, 2010 and its potential impact, if any, on its financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee is as follows: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. During the fiscal year ended September 30, 2008, the amount of management fee waived due to the reduced rates was $201.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries, not to exceed $1.50 per shareholder account per month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $385. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2008, W&R received $1, $3 and $1 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $304 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended September 30, 2008, the Fund paid Directors' regular compensation of $37, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $110,868, while proceeds from maturities and sales aggregated $100,256. No U.S. government obligations were purchased or sold during the fiscal year ended September 30, 2008.

For Federal income tax purposes, cost of investments owned at September 30, 2008 was $517,532, resulting in net unrealized depreciation of $7,362, of which $9,466 related to appreciated securities and $16,828 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2008 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$19,579
Distributed ordinary income	19,853
Undistributed ordinary income	184

Realized long-term capital gains less utilized capital loss carryover	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Post-October losses deferred	––

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2010	$8,932
September 30, 2014	115
September 30, 2015	1,919

Total carryover	$10,966

NOTE 5 - Multiclass Operations

The Fund currently offers three classes of shares, Class A, Class B and Class C, each of which have equal rights as to assets and voting privileges. Class Y shares, which are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure, were closed to new and additional investments. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.

	For the fiscal year ended September 30,
	2008	2007

Shares issued from sale of shares:
Class A	11,228	4,836
Class B	32	25
Class C	274	119
Class Y	–– *	4
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,386	2,351
Class B	14	15
Class C	16	15
Class Y	–– *	–– *
Shares redeemed:
Class A	(9,858)	(11,747)
Class B	(112)	(134)
Class C	(165)	(192)
Class Y	(–– )*	(–– )*

Increase (decrease) in outstanding capital shares	3,815	(4,708)

Value issued from sale of shares:
Class A	$77,270	$33,498
Class B	219	175
Class C	1,884	824
Class Y	–– *	24
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	16,446	16,277
Class B	94	102
Class C	112	107
Class Y	1	–– *
Value redeemed:
Class A	(67,918)	(81,474)
Class B	(769)	(927)
Class C	(1,129)	(1,325)
Class Y	(4)	(–– )*

Increase (decrease) in outstanding capital	$26,206	$(32,719)

*Not shown due to rounding.

NOTE 6 - Inverse Floating Rate Obligations Issued by a Trust

The Fund may invest in inverse floating rate obligations. In this situation, a fixed-rate tax-exempt municipal bond owned by the Fund is transferred to a trust. The trust typically issues two classes of beneficial interests: short-term floating rate trust certificates (trust certificates), which are sold to third party investors, and residual interest certificates, which are generally issued to the Fund which made the transfer.

The transfer of the fixed-rate tax-exempt municipal bond to the trust does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". Therefore, this security is presented in the Fund's schedule of investments. Interest income on this underlying security is recorded by the Fund on an accrual basis. The trust certificates are reflected as a Fund liability. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to the trust are reported as expenses of the Fund. The trust certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the trust for redemption at par at each reset date.

At September 30, 2008, the Fund owned no inverse floating rate obligations.

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, Inc., formerly W&R Target Funds, Inc., (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

NOTE 8 - Subsequent Event

A special meeting of shareholders of the Fund is scheduled to be held on December 12, 2008. One of the proposals that will be considered and acted upon at the meeting is a proposal to approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding series of a newly established Delaware statutory trust. The Fund is currently organized as a Maryland corporation. Shareholders of record of the Fund as of the close of business on September 25, 2008 are entitled to vote at the meeting.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund"), including the schedule of investments, as of September 30, 2008, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal Bond Fund, Inc. as of September 30, 2008, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 18, 2008

Income Tax Information
      (Amounts not rounded)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in 2009.

The Fund designated $19,566,428 of dividends paid from net ordinary income as Tax-exempt income.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Directors of Waddell & Reed Advisors Municipal Bond Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and Ivy Funds Variable Insurance Portfolios, Inc. (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of Ivy Funds Variable Insurance Portfolios, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Director: 2007 Director in Fund Complex: 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)

Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Director: 1997 Director in Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Director: 1997 Director in Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Director: 1998 Director in Fund Complex: 1998 Fund Independent Chairman: 2006
President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)
Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Director: 1998 Director in Fund Complex: 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present); formerly, Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); formerly, Adjunct Professor, University of Oklahoma School of Law (1997 to 2008)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Member Oklahoma Foundation of Excellence (non-profit); Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Director: 1988 Director in Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Director: 2008 Director in Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Director: 1985 Director in Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Director: 1996 Director in Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus PC, a law firm (1980 to present)	Director, American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Director: 1995 Director in Fund Complex: 1995
Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991); Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective July 1, 2010, Mr. Hechler will begin to serve as a Disinterested Director of each of the Funds with fiscal years ending June 30 and, effective October 1, 2010, as a Disinterested Director of each of the Funds with fiscal years ending September 30.

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President: 2001 Director: 1998 Director in Fund Complex: 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services, Inc. (ISI), an affiliate of IICO

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Director: 2007 Director in Fund Complex: 2007
CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987-2005)

Director of WDR, WRIMCO and IICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Director: 1998 Director in Fund Complex: 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President: 2006 Secretary: 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

None
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President: 2006 Treasurer: 2006 Principal Accounting Officer: 2006 Principal Financial Officer: 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President: 2000 Assistant Secretary: 2006 Associate General Counsel: 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

None
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President: 2006 Chief Compliance Officer: 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

None
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President: 2000 General Counsel: 2000 Assistant Secretary: 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management
Agreement for Waddell & Reed Advisors
Municipal Bond Fund, Inc.

At its meeting on August 11, 12 and 13, 2008, the Fund's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to the Fund's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure, and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective and similar investment policies and strategies as the Fund ("Similar Funds"). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective and similar investment policies and strategies as the Fund ("Other Accounts").

The Directors considered that the Fund's total return performance was higher than the Performance Universe median for the one-, three-, and five-year periods and was higher than the Lipper index for the one- and three-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund's management fee was lower than the Peer Group median and that the overall expense ratio was higher than the Peer Group median. They considered that the Fund's non-management fee expenses were higher than the Peer Group median on an unadjusted basis and that, when adjusted for the Fund's smaller average account size, the non-management fee expenses were higher than the Peer Group median. The Directors considered the transfer agency fee reduction that became effective September 1, 2006. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at certain asset levels were lower than, and at other asset levels were higher than, the asset-weighted average for its Peer Group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was higher than the Fund's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Directors considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions that became effective October 1, 2006, for the Fund and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for the Fund on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of its Performance Universe and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the performance of the Fund was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

The Disinterested Directors of Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc.1 and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

Summary

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WRSCO") (collectively, "Waddell") and the Office of the New York Attorney General dated July 10, 2006 ("AOD"), the Disinterested Directors of each Fund's Board appointed an Independent Fee Consultant ("IFC") to manage the process by which proposed management fees paid by the Funds to WRIMCO are negotiated. The IFC does not replace the Directors in negotiating management fees and does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees.

In the IFC's 2008 written evaluation of the proposed management fees of the Funds ("Report"), the IFC addressed the following six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Possible economies of scale as the Funds grow larger

4. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

The following is a summary of the Report's discussion of the contract renewal process, related materials, and the IFC's findings.

Analysis of the Process

The Report noted that the Boards previously created the Special Compliance & Governance Committee ("Compliance Committee"), which is composed of Disinterested Directors and charged with the responsibility for certain work associated with the contract renewal process.

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, K&L Gates LLP ("K&L Gates"), to prepare a letter requesting information from WRIMCO needed for the contract renewal process, which was provided. Lipper, Inc. ("Lipper") was asked to provide independently compiled comparative information about the Funds. The Report stated that Lipper selected the peer group with input from WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds and that the IFC observed and concurred in the selection.

The Report noted that the Compliance Committee met with the IFC and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information, which was provided prior to the Disinterested Directors' August 2008 meetings.

Analysis of Materials

Materials refer to the informational materials that were prepared by Waddell and Lipper in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. The IFC reviewed the information produced and found it to be responsive to the requests by the Disinterested Directors. He also reviewed certain other materials that he considered relevant.

The IFC used these materials to analyze trends and comparative information about the six factors listed above. The Report noted that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which the IFC reviewed, that was also relevant to the contract renewal process.

(1) Nature and Quality of Services

In the Report, the IFC commented on the investment performance of the Funds. The performance data for these comparisons were drawn from the Lipper materials. Performance information was based on March 31, 2008 data, and references in the Report to 1-, 3- and 5-year periods referred to the periods ended on March 31, 2008.

The Report stated that the IFC's experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on 3-year performance in comparison to the "performance universe," rather than on the more limited "performance group," because, in the IFC's experience, fund investors are more typically concerned with the objective and style of management than the size of the fund. The Report recommended that the Disinterested Directors focus on a 3-year view of investment performance for the purposes of contract renewal, because it is long enough to reflect most market cycles and short enough to be relevant to the holding period for many mutual fund shareholders.

The Report stated that, overall, the Funds reflect strong and improving performance in the 1-, 3- and 5-year periods. The collective (Advisors Funds, Ivy VIP Funds and InvestEd Portfolios together) 5-year performance has 50% of the Funds in the first two quintiles of their performance universe and 3% in the 5th quintile. The 3-year figures improve to 65% of the Funds in the first two quintiles and 8% in the 5th quintile, and the 1-year figures reflect similar performance with 64% in the first two quintiles and 5% in the 5th quintile. Emphasizing the improvement, the Report noted that the 1-year short-term performance has only 7% of the Funds in the combined 4th and 5th quintiles, a decrease from 18% in the 3-year performance, and 31% in the 5-year performance periods.

Although the IFC found that the Funds have strong performance, it also noted that certain Funds have experienced either continuing or recent challenges. The IFC suggested that the Disinterested Directors request additional information from WRIMCO regarding certain Funds. The Disinterested Directors reviewed the information provided by WRIMCO.

The Report suggested that, if a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions cited by the Report include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver. The IFC did not identify any individual Funds that required this attention at this time.

The Report noted that, with respect to service provided by WRIMCO affiliates, WRSCO maintained internal statistics to track shareholder service quality, which showed marked improvement in 2008, and also retained Dalbar, Inc. to provide an independent quality assessment. WRSCO scored either very good or excellent in all categories evaluated by Dalbar.

(2) Fund Fees

The Report stated that information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. The Report noted that the majority of Funds have management fees above the median of their peer groups. It concluded that, overall, more Funds have improved their comparative ranking of actual management fees in 2008 than declined.

The Report also noted that, in general, the Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report noted that a number of Advisors Funds have smaller average account sizes relative to the general mutual fund industry and commented on the impact of such account sizes on the Funds' non-management expenses. The Report also noted the Disinterested Directors' prior discussions regarding possible means of addressing this impact and their continuing attention to this matter.

(3) Possible Economies of Scale

The Report noted that economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. The Report also pointed out that fund managers usually share economies of scale by implementing breakpoints, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish breakpoints prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of breakpoints in the Funds and compared the Funds' and peer groups' effective fees at uniform asset levels.

The IFC found that the Funds, except for Waddell & Reed Advisors Money Market Fund and Ivy VIP Money Market Fund, already have breakpoints in place and that these breakpoints appear adequate in providing economies of scale. However, the IFC suggested that the Disinterested Directors review the current breakpoint structure of certain Funds to determine whether an adjustment might be needed. The Disinterested Directors did so and determined that the current breakpoint structure of the Funds is appropriate.

(4) Management Fees for Comparable and Alternative Products

The Report noted that the Advisors and Ivy VIP Funds have Funds with similar investment styles and therefore anticipated comparable management fees. The Report stated that management fee variances can be explained with the larger average asset size of the Advisors Funds, causing some of the Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further stated that, although their management fees are comparable, the Advisors Fund total expense ratio is on average higher than the comparable Ivy VIP Fund total expense ratio because of the shareholder service expenses of the Advisors Fund.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, "separate accounts"). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors and Ivy VIP Funds. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) Costs to Waddell and its Affiliates of Supplying Services

The Report pointed out that an important component of the profit margin analysis involves ensuring that advisor's allocation procedures are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The Report found that the bases of allocation have remained consistent over the past several years and that the allocation methodologies are reasonable.

(6) Profit Margins from Supplying Management Services

The Report noted that the disinterested directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested directors often review the overall profitability of the investment management company. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell and other public companies in the investment business. The Report found that this analysis places Waddell near the median of Lipper peers.

***

The Report stated that the IFC monitored the process, reviewed the materials, and reached the following conclusions:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

1Formerly, W&R Target Funds, Inc.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1008A (9-08)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$26,900
		2008	23,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$1,900
		2008	2,000

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$3,250
		2008	15,600

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$340
		2008	470

		These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$5,490 and $18,070 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $140,685 and $145,937 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Municipal Bond Fund, Inc.
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 5, 2008

By	/s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 5, 2008